EXHIBIT 99.1


                 Computational Materials dated July 28, 2005.

                   CHL Mortgage Pass-Through Trust 2005-HYB6



                            Computational Materials



                      [GRAPHIC OMITTED]Countrywide



                          $815,237,000 (Approximate)




                                  CWMBS, Inc.
                                   Depositor


                         Countrywide Home Loans, Inc.
                                    Seller


                      Countrywide Home Loans Servicing LP
                                Master Servicer


                      Countrywide Securities Corporation
                               Lead Underwriter


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[GRAPHIC OMITTED]Countrywide                        Computational Materials for
----------------------------          CHL Mortgage Pass-Through Trust 2005-HYB6
Securities Corporation
A Countrywide Capital Markets Company
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The attached tables and other statistical analyses (the "Computational
Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. The statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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[GRAPHIC OMITTED]Countrywide                        Computational Materials for
----------------------------          CHL Mortgage Pass-Through Trust 2005-HYB6
Securities Corporation
A Countrywide Capital Markets Company
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Preliminary Term Sheet                             Date Prepared: July 28, 2005

                   CHL Mortgage Pass-Through Trust 2005-HYB6
            $815,237,000 (Approximate, Subject to +/- 10% Variance)
                         Publicly Offered Certificates
                     First Lien Residential Mortgage Loans

===================================================================================================================
                    Principal     WAL (Yrs) (2)(3)
                   Amount ($)     (WAvg Roll Date      Interest                                 Expected Ratings
    Class         (Approx.) (1)    or Call Date/Mat)   Rate Type          Tranche Type          Moody's/S&P/Fitch
    -----         ---------        ---------------     ----------         -------------         -----------------
    1-A-1          72,270,100         1.87 /3.21     Variable (5)        Super Senior             Aaa/AAA/AAA
    1-A-2           4,694,900         1.87 /3.21     Variable (5)        Senior Support           Aa1/AAA/AAA
-------------------------------------------------------------------------------------------------------------------
    1-A-IO         N/A (10)         Not Offered       Fixed (4)       Senior / Interest Only      Aaa/AAA/AAA
-------------------------------------------------------------------------------------------------------------------
    2-A-1         349,976,000         2.51 /3.23     Variable (6)         Super Senior            Aaa/AAA/AAA
    2-A-2          22,736,000         2.51 /3.23     Variable (6)       Senior Support            Aa1/AAA/AAA
-------------------------------------------------------------------------------------------------------------------
    2-A-IO         N/A (10)        Not Offered        Fixed ((4))     Senior / Interest Only      Aaa/AAA/AAA
-------------------------------------------------------------------------------------------------------------------
    3-A-1          63,106,000         2.51 /3.24     Variable (7)        Super Senior             Aaa/AAA/AAA
    3-A-2           4,100,000         2.51 /3.24     Variable (7)       Senior Support            Aa1/AAA/AAA
------------------------------------------------------------------------------------------------------------------
    3-A-IO         N/A (10)        Not Offered        Fixed (4)       Senior / Interest Only      Aaa/AAA/AAA
-------------------------------------------------------------------------------------------------------------------
    4-A-1         175,737,000         2.85 /3.24     Variable (8)        Super Senior             Aaa/AAA/AAA
    4-A-2          11,417,000         2.85 /3.24     Variable (8)       Senior Support            Aa1/AAA/AAA
-------------------------------------------------------------------------------------------------------------------
    4-A-IO             N/A           Not Offered      Fixed (4)       Senior / Interest Only      Aaa/AAA/AAA
-------------------------------------------------------------------------------------------------------------------
    5-A-1          68,149,000         2.95 /3.26     Variable (9)        Super Senior             Aaa/AAA/AAA
    5-A-2           4,428,000         2.95 /3.26     Variable (9)       Senior Support            Aa1/AAA/AAA
-------------------------------------------------------------------------------------------------------------------
    5-A-IO          N/A (10)         Not Offered      Fixed (4)       Senior / Interest Only      Aaa/AAA/AAA
      M            16,612,000        Not Offered      WAC (11)           Mezzanine                 Aa2/AA/AA
     B-1           13,290,000        Not Offered      WAC (11)          Subordinate                A2/A/A
     B-2            8,721,000        Not Offered      WAC (11)          Subordinate              Baa2/BBB/BBB
     B-3                     Privately                WAC (11)          Subordinate                NR/BB/BB
     B-4                      Placed                  WAC (11)          Subordinate                 NR/B/B
     B-5                   Certificates               WAC (11)          Subordinate                NR/NR/NR
===================================================================================================================
    Total:      $815,237,000 (12)

(1) The Certificates (as described herein) will be collateralized by hybrid adjustable rate, first-lien residential mortgage loans which are expected to have an initial fixed rate period of three, five, seven or ten years. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance. It is expected that the aggregate principal balance of the Subordinate Certificates will provide between [5.75 - 9.00]% subordination to the Senior Certificates as of the Cut-off Date.
(2) The WALs on the Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1 and Class 4-A-2 Certificates are shown to the related WAvg Roll Date (as defined herein) and to maturity at a pricing speed of 25% CPR. The WALs on the Class 5-A-1 and Class 5-A-2 Certificates are shown to the Call Date and to maturity at a pricing speed of 25% CPR.
(3) All Classes of Certificates are subject to a 10% optional termination as described herein.
(4) The Certificate Interest Rates for the Class 1-A-IO, Class 2-A-IO, Class 3-A-IO, Class 4-A-IO and Class 5-A-IO Certificates for the interest accrual period for any Distribution Date (x) on or prior to the related WAvg Roll Date will be approximately 0.5400%, 0.2200%, 0.0200%, 0.0600% and 0.14768% per annum respectively, and (y) thereafter will be 0% per annum.
(5) The Certificate Interest Rates for the Class 1-A-1 and Class 1-A-2 Certificates for the interest accrual period for any Distribution Date
     (i) on or prior to the related WAvg Roll Date will equal the Net WAC of the Group I Mortgage Loans less the Certificate Interest Rate for the Class 1-A-IO Certificates and (ii) after that WAvg Roll Date will equal the Net WAC of the Group I Mortgage Loans.
(6) The Certificate Interest Rates for the Class 2-A-1 and Class 2-A-2 Certificates for the interest accrual period for any Distribution Date
     (i) on or prior to the related WAvg Roll Date will equal the Net WAC of the Group II Mortgage Loans less the Certificate Interest Rate for the Class 2-A-IO Certificates and (ii) after that WAvg Roll Date will equal the Net WAC of the Group II Mortgage Loans.
(7) The Certificate Interest Rates for the Class 3-A-1 and Class 3-A-2 Certificates for the interest accrual period for any Distribution Date
     (i) on or prior to the related WAvg Roll Date will equal the Net WAC of the Group III Mortgage Loans less the Certificate Interest Rate for the Class 3-A-IO Certificates and (ii) after that WAvg Roll Date will equal the Net WAC of the Group III Mortgage Loans.
(8) The Certificate Interest Rates for the Class 4-A-1 and Class 4-A-2 Certificates for the interest accrual period for any Distribution Date
     (i) on or prior to the related WAvg Roll Date will equal the Net WAC of the Group IV Mortgage Loans less the Certificate Interest Rate for the Class 4-A-IO Certificates and (ii) after that WAvg Roll Date will equal the Net WAC of the Group IV Mortgage Loans.

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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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[GRAPHIC OMITTED]Countrywide                        Computational Materials for
----------------------------          CHL Mortgage Pass-Through Trust 2005-HYB6
Securities Corporation
A Countrywide Capital Markets Company
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(9)  The Certificate Interest Rates for the Class 5-A-1 and Class 5-A-2
     Certificates for the interest accrual period for any Distribution Date
     (i) on or prior to the related WAvg Roll Date will equal the Net WAC of the Group V Mortgage Loans less the Certificate Interest Rate for the
     Class 5-A-IO Certificates and (ii) after that WAvg Roll Date will equal the Net WAC of the Group V Mortgage Loans.
(10) The notional balance of the Class 1-A-IO Certificates on any date will be equal to the current unpaid principal balance of the Class 1-A-1 and Class 1-A-2 Certificates, until and including the related WAvg Roll Date. The notional balance of the Class 2-A-IO Certificates on any date will be equal to the current unpaid principal balance of the Class 2-A-1 and Class 2-A-2 Certificates, until and including the related WAvg Roll Date. The notional balance of the Class 3-A-IO certificates on any date will be equal to the current unpaid principal balance of the Class 3-A-1 and Class 3-A-2 Certificates until and including the related WAvg Roll Date
     The notional balance of the Class 4-A-IO certificates on any date will be equal to the current unpaid principal balance of the Class 4-A-1 and Class 4-A-2 Certificates until and including the related WAvg Roll Date. The notional balance of the Class 5-A-IO certificates on any date will be equal to the current unpaid principal balance of the Class 5-A-1 and Class 5-A-2 Certificates until and including the related WAvg Roll Date. After the applicable WAvg Roll Date, the notional balance of the Class 1-A-IO, 2-A-IO, Class 3-A-IO, Class 4-A-IO and Class 5-A-IO Certificates, as applicable, will equal zero.
(11) The Certificate Interest Rate for the Subordinate Certificates will be equal to the weighted average of the Net WAC of the Mortgage Loans in each Loan Group (weighted on the basis of the related subordinate portions).
(12) Excludes the Class 1-A-IO, Class 2-A-IO, Class 3-A-IO, Class 4-A-IO and Class 5-A-IO notional balances.



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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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[GRAPHIC OMITTED]Countrywide                        Computational Materials for
----------------------------          CHL Mortgage Pass-Through Trust 2005-HYB6
Securities Corporation
A Countrywide Capital Markets Company
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Depositor:                 CWMBS, Inc.

Seller:                    Countrywide Home Loans, Inc.

Master Servicer:           Countrywide Home Loans Servicing LP.

Primary Servicer:          As of the Closing Date, it is expected that
                           Countrywide Home Loans Servicing LP will service all or substantially all of the Mortgage Loans.

Lead Underwriter:          Countrywide Securities Corporation.

Trustee:                   The Bank of New York.

Rating Agencies:           Two Rating Agencies are expected to provide
                           ratings on the Class 1-A-1, Class 1-A-2, Class
                           1-A-IO, Class 2-A-1, Class 2-A-2, Class 2-A-IO,
                           Class 3-A-1, Class 3-A-2, Class 3-A-IO, Class
                           4-A-1, Class 4-A-2, Class 4-A-IO, Class 5-A-1,
                           Class 5-A-2, Class 5-A-IO, Class M, Class B-1 and Class B-2 Certificates. At least one Rating
                           Agency is expected to provide ratings on the Class B-3 and Class B-4 Certificates. The Class
                           B-5 Certificates will not be rated. Moody's, Standard and Poor's and Fitch are the potential
                           "Rating Agencies".

Cut-off Date:              August 1, 2005.

Closing Date:              On or about August 30, 2005.

Pricing Date:              On or about August 2, 2005.

Settlement Date:           On or about August 30, 2005.

Master Servicer
Remittance Date:           The 19th of each month (or if such day is not a
                           business day, the next succeeding business day), commencing in September 2005.

Distribution Date:         The business day immediately following the
                           Master Servicer Remittance Date, commencing in
                           September 2005.

Certificates:              The "Senior Certificates" will consist of (i)
                           the Class 1-A-1, Class 1-A-2 and Class 1-A-IO
                           Certificates (collectively, the "Group I
                           Certificates"), (ii) the Class 2-A-1, Class
                           2-A-2 and Class 2-A-IO Certificates
                           (collectively, the "Group II Certificates"),
                           (iii) the Class 3-A-1, Class 3-A-2 and Class
                           3-A-IO Certificates (collectively, the "Group
                           III Certificates"), (iv) the Class 4-A-1, Class
                           4-A-2 and Class 4-A-IO Certificates (collectively, the "Group IV Certificates"), and (v) the Class
                           5-A-1, Class 5-A-2 and Class 5-A-IO Certificates
                           (collectively, the "Group V Certificates"). The
                           Class 1-A-IO, Class 2-A-IO, Class 3-A-IO, Class
                           4-A-IO and Class 5-A-IO Certificates are collectively, the "Interest Only Certificates".
                           The "Class A Certificates" will consist of the Class 1-A-1, Class 1-A-2, Class 2-A-1, Class
                           2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1,
                           Class 4-A-2, Class 5-A-1 and Class 5-A-2
                           Certificates.

                           The "Subordinate Certificates" will consist of the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates and are supported by the cash flow on all of the Mortgage Loans. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." Only the Senior Certificates and the Class M, Class



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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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----------------------------          CHL Mortgage Pass-Through Trust 2005-HYB6
Securities Corporation
A Countrywide Capital Markets Company
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                           B-1 and Class B-2 Certificates (collectively, the
                           "Offered Certificates") are being offered publicly.

                           Generally, each group of Senior Certificates will receive principal and interest from the related Loan Group. The Subordinate Certificates may receive principal and interest from any Loan Group.

Registration:              The Offered Certificates will be made available
                           in book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Offered Certificates
                           will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:         The Offered Certificates are expected to be
                           eligible for purchase by or with assets of employee benefit plans and other plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue
                           Code, subject to certain conditions. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:           The Senior Certificates and the Class M
                           Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow the Master
                           Servicer to purchase all remaining assets of the trust fund which may be exercised once the aggregate principal balance of the Mortgage
                           Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. This purchase would result in a termination of the Certificates and occurs on the "Call Date".

Mortgage Loans:            The aggregate principal balance of the Mortgage
                           Loans as of the Cut-off Date is expected to be approximately $830,603,080. All of the Mortgage
                           Loans will be hybrid, adjustable rate mortgage loans secured by first liens on one- to four-family residential properties.

                           The Stipulation Sheets included in these Computational Materials as Appendix A, Appendix B, Appendix C, Appendix D and Appendix E contain information that is intended to be generally representative of the final pool of Mortgage Loans expected to be delivered to the trust on the Closing Date, subject to a permitted variance of approximately +/-10% with respect to each of the characteristics of the Mortgage Loans. The statistical distribution of the characteristics of the pool of Mortgage Loans delivered to the trust on the Closing Date will be different than the characteristics provided on the Stipulation Sheets, and you should refer to the prospectus supplement which will contain information regarding the characteristics of the Mortgage Loans as of the Cut-off Date.

Group I
Mortgage Loans:            The aggregate principal balance of the Group I
                           Mortgage Loans as of the Cut-off Date is expected to be approximately $82,316,001. The
                           Group I Mortgage Loans will have interest rates that have an initial fixed rate period of three years after origination and thereafter adjust semi-annually based on the six-month LIBOR index or annually based on the one-year LIBOR index or the one-year CMT index.




------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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[GRAPHIC OMITTED]Countrywide                        Computational Materials for
----------------------------          CHL Mortgage Pass-Through Trust 2005-HYB6
Securities Corporation
A Countrywide Capital Markets Company
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Group II
Mortgage Loans:            The aggregate principal balance of the Group II
                           Mortgage Loans as of the Cut-off Date is expected to be approximately $398,622,287. The Group II
                           Mortgage Loans will have no prepayment penalties and interest rates that have an initial fixed rate period of five years after origination and thereafter adjust semi-annually based on the six-month LIBOR index or annually based on the one-year LIBOR index or the one-year CMT index.


Group III
Mortgage Loans:            The aggregate principal balance of the Group
                           III Mortgage Loans as of the Cut-off Date is expected to be approximately $71,877,594. The Group
                           III Mortgage Loans will have prepayment penalties and interest rates that have an initial fixed rate period of five years after origination and thereafter adjust semi-annually based on the six-month LIBOR index or annually based on the one-year LIBOR index or the one-year CMT index.

Group IV
Mortgage Loans:            The aggregate principal balance of the Group IV
                           Mortgage Loans as of the Cut-off Date is expected to be approximately $200,164,776. The Group IV
                           Mortgage Loans will have interest rates that have an initial fixed rate period of seven years after origination and thereafter adjust semi-annually based on the six-month LIBOR index or annually based on the one-year LIBOR index or the one-year CMT index.

Group V
Mortgage Loans:            The aggregate principal balance of the Group V
                           Mortgage Loans as of the Cut-off Date is expected to be approximately $77,622,422. The Group V
                           Mortgage Loans will have interest rates that have an initial fixed rate period of ten years after origination and thereafter adjust semi-annually based on the six-month LIBOR index or annually based on the one-year LIBOR index.


WAvg Roll Date:            The "WAvg Roll Date" for the Group I, Group II,
                           Gro`up III, Group IV and Group V Mortgage Loans
                           (collectively, the "Mortgage Loans") is the Distribution Date in June 2008, July 2010, July
                           2010, July 2012 and July 2015, respectively.

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Expense Fee Rate:          The "Expense Fee Rate" is comprised of master
                           servicing fees, lender paid mortgage insurance premiums and the trustee fee, each, as applicable.
                           As of the Cut-off Date, the weighted average
                           Expense Fee Rate less lender paid mortgage insurance premiums is expected to be equal to approximately (a) with respect to any period prior to and including the related WAvg Roll Date, [0.259]%, [0.259]%, [0.259]%, and [0.259]%, for
                           Loan Group II, Loan Group III, Loan Group IV and
                           Loan Group V, respectively and (b) thereafter,
                           [0.384]%, [0.384]%, [0.384]%, and [0.384]% for
                           Loan Group II, Loan Group III, Loan Group IV and
                           Loan Group V, respectively.

Net WAC: The "Net WAC", with respect to each Loan Group, will be equal to the weighted average gross interest rate on the related Mortgage Loans less the weighted average Expense Fee Rate for such Loan Group.



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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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[GRAPHIC OMITTED]Countrywide                        Computational Materials for
----------------------------          CHL Mortgage Pass-Through Trust 2005-HYB6
Securities Corporation
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


Accrued Interest:          The price to be paid for the Offered Certificates
                           by investors who elect to settle bonds on the Settlement Date will include accrued interest from the Cut-off Date up to, but not including, the Settlement Date. Investors settling Offered
                           Certificates on alternate dates may pay more or less accrued interest, as applicable.

Interest Accrual Period:   The interest accrual period with respect to all
                           the Offered Certificates for a given Distribution
                           Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Credit Enhancement:        Senior/subordinate, shifting interest structure.
                           The credit enhancement information shown below is subject to final rating agency approval and is subject to change based on such approval. The structuring assumptions contained herein assume
                           [6.50]% subordination below the Senior
                           Certificates as of the Cut-off Date.

                           Credit enhancement for the Senior Certificates will consist of the subordination of the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class M Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 Certificates.

Shifting Interest:         Until the first Distribution Date occurring after
                           August 2015, the Subordinate Certificates will be locked out from receipt of any unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance and cross-collateralization triggers (as described in the prospectus supplement), the Subordinate
                           Certificates will receive increasing portions of unscheduled principal prepayments from the
                           Mortgage Loans. The prepayment percentages on the Subordinate Certificates are as follows:

                           September 2005 - August 2015     0% Pro Rata Share
                           September 2015 - August 2016 30% Pro Rata Share September 2016 - August 2017 40% Pro Rata Share September 2017 - August 2018 60% Pro Rata Share September 2018 - August 2019 80% Pro Rata Share
                           September 2019 and after        100% Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement percentage provided to the Senior Certificates by the Subordinate Certificates doubles (from the initial credit enhancement percentage), unscheduled principal will be paid pro-rata between the Senior and Subordinate Certificates (subject to the collateral performance and cross-collateralization




------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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----------------------------          CHL Mortgage Pass-Through Trust 2005-HYB6
Securities Corporation
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                           triggers described in the prospectus supplement). However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled (i) on or prior to the August 2008 Distribution Date (subject to the collateral performance and cross-collateralization triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro-rata share of unscheduled principal or (ii) after the August 2008 Distribution Date, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal.

                           Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (i.e., the then current aggregate principal balance of the Group I, Group II, Group III, Group IV and Group V Certificates, excluding the related Interest Only Certificates divided by the aggregate principal balance of the mortgage loans in the related Loan Group) exceeds the applicable initial senior percentage (i.e., the aggregate principal balance of the Group I, Group II, Group III, Group IV and Group V Certificates, excluding the related Interest Only Certificates as of the Settlement Date, divided by the aggregate principal balance of the mortgage loans in the related Loan Group as of the Cut-off Date), the related Senior Certificates will receive all unscheduled prepayments from the related Loan Group.

Allocation of
Losses: Any realized losses on the Mortgage Loans in a Loan Group will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case, until the respective class principal balance has been reduced to zero; thereafter, to the related Senior Certificates (other then the Interest Only Certificates), pro rata; provided, however that
                           (i) any realized losses on the Group I Mortgage Loans that would have been allocable to the Class 1-A-1 Certificates will be allocated to the Class 1-A-2 Certificates until its class principal balance has been reduced to zero, (ii) any realized losses on the Group II Mortgage Loans that would have been allocable to the Class 2-A-1 Certificates will be allocated to the Class 2-A-2 Certificates until its class principal balance has been reduced to zero (iii) any realized losses on the Group III Mortgage Loans that would have been allocable to the Class 3-A-1 Certificates will be allocated to the Class 3-A-2 Certificates until its class principal balance has been reduced to zero, (iv) any realized losses on the Group IV Mortgage Loans that would have been allocable to the Class 4-A-1 Certificates will be allocated to the Class 4-A-2 Certificates until its class principal balance has been reduced to zero and (v) any realized losses on the Group V Mortgage Loans that would have been allocable to the Class 5-A-1 Certificates will be allocated to the Class 5-A-2 Certificates until its class principal balance has been reduced to zero.

Certificates Priority
of Distributions:          Available funds from the Mortgage Loans will be
                           distributed in the following order of priority:
                              1) To the Senior Certificates, from the related Loan Group, accrued and unpaid interest at the related Certificate Interest Rate;
                              2)   Concurrently:
                                   (a)   To the Class 1-A-1 and Class 1-A-2
                                         Certificates, pro rata, principal
                                         from the related Loan Group;
                                   (b)   To the Class 2-A-1 and Class 2-A-2
                                         Certificates, pro rata, principal
                                         from the related Loan Group;
                                   (c)   To the Class 3-A-1 and Class 3-A-2
                                         Certificates, pro rata, principal
                                         from the related Loan Group;




------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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----------------------------          CHL Mortgage Pass-Through Trust 2005-HYB6
Securities Corporation
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                   (d)   To the Class 4-A-1 and Class 4-A-2
                                         Certificates, pro rata, principal
                                         from the related Loan Group; and

                                   (e)   To the Class 5-A-1 and Class 5-A-2
                                         Certificates, pro rata, principal
                                         from the related Loan Group;

                              3) To the Class M Certificates, accrued and unpaid interest at the Class M Certificate Interest Rate;

                              4)   To the Class M Certificates, principal;

                              5) To the Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

                              6)   To the Class B-1 Certificates, principal;

                              7) To the Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

                              8)   To the Class B-2 Certificates, principal;

                              9) To the Class B-3, Class B-4 and Class B-5 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal; and

                              10) To the Residual Certificate, any remaining amount.

                                   Under certain circumstances (as described in the prospectus supplement), funds from one Loan Group may be used to pay the Senior Certificates related to another Loan Group.



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[GRAPHIC OMITTED]Countrywide                        Computational Materials for
----------------------------          CHL Mortgage Pass-Through Trust 2005-HYB6
Securities Corporation
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                   Yield Tables (%)
                                   ----------------

Class 1-A-1 to WAvg Roll Date
----------------------------------------------------------------------------------------
     Initial Coupon              5.0142%
----------------------------------------------------------------------------------------
Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

========================================================================================
  Yield @ 100-16                  4.76       4.74       4.64       4.55        4.38
========================================================================================
 WAL (yr)                         2.60       2.40       1.87       1.56        1.17
 MDUR (yr)                        2.37       2.20       1.73       1.45        1.10
 First Prin Pay                  Sep-05     Sep-05     Sep-05     Sep-05      Sep-05
 Last Prin Pay                   Jun-08     Jun-08     Jun-08     Jun-08      Jun-08
----------------------------------------------------------------------------------------


Class 1-A-1 to Maturity
----------------------------------------------------------------------------------------
     Initial Coupon              5.0142%
----------------------------------------------------------------------------------------
Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

========================================================================================
  Yield @ 100-16                  5.68       5.55       5.17       4.92        4.56
========================================================================================
 WAL (yr)                        11.56       7.55       3.21       2.15        1.33
 MDUR (yr)                        7.49       5.43       2.72       1.91        1.23
 First Prin Pay                  Sep-05     Sep-05     Sep-05     Sep-05      Sep-05
 Last Prin Pay                   Jul-35     Jul-35     Jul-35     Jul-35      Jul-35
----------------------------------------------------------------------------------------

Class 1-A-2 to WAvg Roll Date
----------------------------------------------------------------------------------------
     Initial Coupon              5.0142%
----------------------------------------------------------------------------------------
Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

========================================================================================
  Yield @ 100-11                  4.83       4.81       4.73       4.66        4.52
========================================================================================
 WAL (yr)                         2.60       2.40       1.87       1.56        1.17
 MDUR (yr)                        2.37       2.20       1.73       1.45        1.10
 First Prin Pay                  Sep-05     Sep-05     Sep-05     Sep-05      Sep-05
 Last Prin Pay                   Jun-08     Jun-08     Jun-08     Jun-08      Jun-08
----------------------------------------------------------------------------------------


Class 1-A-2 to Maturity
----------------------------------------------------------------------------------------
     Initial Coupon              5.0142%
----------------------------------------------------------------------------------------
Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

========================================================================================
  Yield @ 100-11                  5.70       5.58       5.22       5.00        4.68
========================================================================================
 WAL (yr)                        11.56       7.55       3.21       2.15        1.33
 MDUR (yr)                        7.49       5.42       2.71       1.91        1.23
 First Prin Pay                  Sep-05     Sep-05     Sep-05     Sep-05      Sep-05
 Last Prin Pay                   Jul-35     Jul-35     Jul-35     Jul-35      Jul-35
----------------------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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----------------------------          CHL Mortgage Pass-Through Trust 2005-HYB6
Securities Corporation
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                               Yield Tables (%)
                               ----------------

Class 2-A-1 to WAvg Roll Date
----------------------------------------------------------------------------------------
     Initial Coupon              5.2461%
----------------------------------------------------------------------------------------
Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

========================================================================================
  Yield @ 100-16                  5.10       5.07       4.96       4.86        4.65
========================================================================================
 WAL (yr)                         4.27       3.74       2.51       1.92        1.29
 MDUR (yr)                        3.70       3.26       2.24       1.74        1.20
 First Prin Pay                  Sep-05     Sep-05     Sep-05     Sep-05      Sep-05
 Last Prin Pay                   Jul-10     Jul-10     Jul-10     Jul-10      Jul-10
----------------------------------------------------------------------------------------


Class 2-A-1 to Maturity
----------------------------------------------------------------------------------------
     Initial Coupon              5.2461%
----------------------------------------------------------------------------------------
Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

========================================================================================
  Yield @ 100-16                  5.58       5.46       5.15       4.96        4.69
========================================================================================
 WAL (yr)                        11.78       7.66       3.23       2.16        1.33
 MDUR (yr)                        7.65       5.51       2.72       1.91        1.22
 First Prin Pay                  Sep-05     Sep-05     Sep-05     Sep-05      Sep-05
 Last Prin Pay                   Jul-35     Jul-35     Jul-35     Jul-35      Jul-35
----------------------------------------------------------------------------------------



Class 2-A-2 to WAvg Roll Date
----------------------------------------------------------------------------------------
     Initial Coupon              5.2461%
----------------------------------------------------------------------------------------
Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

========================================================================================
  Yield @ 100-09                  5.15       5.13       5.06       4.98        4.84
========================================================================================
 WAL (yr)                         4.27       3.74       2.51       1.92        1.29
 MDUR (yr)                        3.70       3.26       2.24       1.74        1.19
 First Prin Pay                  Sep-05     Sep-05     Sep-05     Sep-05      Sep-05
 Last Prin Pay                   Jul-10     Jul-10     Jul-10     Jul-10      Jul-10
----------------------------------------------------------------------------------------


Class 2-A-2 to Maturity
----------------------------------------------------------------------------------------
     Initial Coupon              5.2461%
----------------------------------------------------------------------------------------
Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

========================================================================================
  Yield @ 100-09                  5.61       5.50       5.23       5.07        4.86
========================================================================================
 WAL (yr)                        11.78       7.66       3.23       2.16        1.33
 MDUR (yr)                        7.64       5.50       2.72       1.91        1.22
 First Prin Pay                  Sep-05     Sep-05     Sep-05     Sep-05      Sep-05
 Last Prin Pay                   Jul-35     Jul-35     Jul-35     Jul-35      Jul-35
----------------------------------------------------------------------------------------




------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[GRAPHIC OMITTED]Countrywide                        Computational Materials for
----------------------------          CHL Mortgage Pass-Through Trust 2005-HYB6
Securities Corporation
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                               Yield Tables (%)
                               ----------------

 Class 3-A-1 to WAvg Roll Date
 ----------------------------------------------------------------------------------------
      Initial Coupon              5.4784%
 ----------------------------------------------------------------------------------------
 Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

 ========================================================================================
   Yield @ 101-00                  5.20       5.15       4.97       4.80        4.47
 ========================================================================================
  WAL (yr)                         4.28       3.75       2.51       1.93        1.29
  MDUR (yr)                        3.69       3.26       2.24       1.75        1.20
  First Prin Pay                  Sep-05     Sep-05     Sep-05     Sep-05      Sep-05
  Last Prin Pay                   Jul-10     Jul-10     Jul-10     Jul-10      Jul-10
 ----------------------------------------------------------------------------------------


 Class 3-A-1 to Maturity
 ----------------------------------------------------------------------------------------
      Initial Coupon              5.4784%
 ----------------------------------------------------------------------------------------
 Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

 ========================================================================================
   Yield @ 101-00                  5.61       5.49       5.15       4.91        4.50
 ========================================================================================
  WAL (yr)                        11.83       7.69       3.24       2.16        1.33
  MDUR (yr)                        7.61       5.49       2.72       1.92        1.23
  First Prin Pay                  Sep-05     Sep-05     Sep-05     Sep-05      Sep-05
  Last Prin Pay                   Jul-35     Jul-35     Jul-35     Jul-35      Jul-35
 ----------------------------------------------------------------------------------------



 Class 3-A-2 to WAvg Roll Date
 ----------------------------------------------------------------------------------------
      Initial Coupon              5.4784%
 ----------------------------------------------------------------------------------------
 Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

 ========================================================================================
   Yield @ 100-24                  5.26       5.22       5.08       4.95        4.67
 ========================================================================================
  WAL (yr)                         4.28       3.75       2.51       1.93        1.29
  MDUR (yr)                        3.69       3.25       2.24       1.74        1.20
  First Prin Pay                  Sep-05     Sep-05     Sep-05     Sep-05      Sep-05
  Last Prin Pay                   Jul-10     Jul-10     Jul-10     Jul-10      Jul-10
 ----------------------------------------------------------------------------------------


 Class 3-A-2 to Maturity
 ----------------------------------------------------------------------------------------
      Initial Coupon              5.4784%
 ----------------------------------------------------------------------------------------
 Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

 ========================================================================================
   Yield @ 100-24                  5.64       5.54       5.24       5.04        4.70
 ========================================================================================
  WAL (yr)                        11.83       7.69       3.24       2.16        1.33
  MDUR (yr)                        7.60       5.48       2.72       1.91        1.23
  First Prin Pay                  Sep-05     Sep-05     Sep-05     Sep-05      Sep-05
  Last Prin Pay                   Jul-35     Jul-35     Jul-35     Jul-35      Jul-35
 ----------------------------------------------------------------------------------------




------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[GRAPHIC OMITTED]Countrywide                        Computational Materials for
----------------------------          CHL Mortgage Pass-Through Trust 2005-HYB6
Securities Corporation
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                               Yield Tables (%)
                               ----------------

 Class 4-A-1 to WAvg Roll Date
 ----------------------------------------------------------------------------------------
      Initial Coupon              5.3291%
 ----------------------------------------------------------------------------------------
 Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

 ========================================================================================
   Yield @ 100-16                  5.22       5.19       5.07       4.97        4.75
 ========================================================================================
  WAL (yr)                         5.69       4.73       2.85       2.06        1.32
  MDUR (yr)                        4.71       3.97       2.48       1.84        1.22
  First Prin Pay                  Sep-05     Sep-05     Sep-05     Sep-05      Sep-05
  Last Prin Pay                   Jul-12     Jul-12     Jul-12     Jul-12      Jul-12
 ----------------------------------------------------------------------------------------


 Class 4-A-1 to Maturity
 ----------------------------------------------------------------------------------------
      Initial Coupon              5.3291%
 ----------------------------------------------------------------------------------------
 Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

 ========================================================================================
   Yield @ 100-16                  5.55       5.44       5.16       5.00        4.75
 ========================================================================================
  WAL (yr)                        11.97       7.76       3.24       2.16        1.33
  MDUR (yr)                        7.76       5.56       2.72       1.91        1.22
  First Prin Pay                  Sep-05     Sep-05     Sep-05     Sep-05      Sep-05
  Last Prin Pay                   Aug-35     Aug-35     Aug-35     Aug-35      Jul-35
 ----------------------------------------------------------------------------------------



 Class 4-A-2 to WAvg Roll Date
 ----------------------------------------------------------------------------------------
      Initial Coupon              5.3291%
 ----------------------------------------------------------------------------------------
 Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

 ========================================================================================
   Yield @ 100-07                  5.28       5.26       5.19       5.12        4.98
 ========================================================================================
  WAL (yr)                         5.69       4.73       2.85       2.06        1.32
  MDUR (yr)                        4.71       3.97       2.47       1.84        1.21
  First Prin Pay                  Sep-05     Sep-05     Sep-05     Sep-05      Sep-05
  Last Prin Pay                   Jul-12     Jul-12     Jul-12     Jul-12      Jul-12
 ----------------------------------------------------------------------------------------


 Class 4-A-2 to Maturity
 ----------------------------------------------------------------------------------------
      Initial Coupon              5.3291%
 ----------------------------------------------------------------------------------------
 Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

 ========================================================================================
   Yield @ 100-07                  5.59       5.49       5.26       5.15        4.98
 ========================================================================================
  WAL (yr)                        11.97       7.76       3.24       2.16        1.33
  MDUR (yr)                        7.74       5.54       2.72       1.90        1.22
  First Prin Pay                  Sep-05     Sep-05     Sep-05     Sep-05      Sep-05
  Last Prin Pay                   Aug-35     Aug-35     Aug-35     Aug-35      Jul-35
 ----------------------------------------------------------------------------------------




------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[GRAPHIC OMITTED]Countrywide                        Computational Materials for
----------------------------          CHL Mortgage Pass-Through Trust 2005-HYB6
Securities Corporation
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                               Yield Tables (%)
                               ----------------

 Class 5-A-1 to Call Date
 ----------------------------------------------------------------------------------------
      Initial Coupon              5.4000%
 ----------------------------------------------------------------------------------------
 Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

 ========================================================================================
   Yield @ 100-12                  5.53       5.43       5.20       5.09        4.88
 ========================================================================================
  WAL (yr)                        12.06       7.47       2.95       1.96        1.22
  MDUR (yr)                        7.85       5.47       2.54       1.77        1.13
  First Prin Pay                  Sep-05     Sep-05     Sep-05     Sep-05      Sep-05
  Last Prin Pay                   May-30     Sep-23     Jun-13     Dec-10      Dec-08
 ----------------------------------------------------------------------------------------


 Class 5-A-1 to Maturity
 ----------------------------------------------------------------------------------------
      Initial Coupon              5.4000%
 ----------------------------------------------------------------------------------------
 Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

 ========================================================================================
   Yield @ 100-12                  5.53       5.44       5.24       5.12        4.92
 ========================================================================================
  WAL (yr)                        12.32       7.92       3.26       2.17        1.33
  MDUR (yr)                        7.91       5.62       2.72       1.90        1.22
  First Prin Pay                  Sep-05     Sep-05     Sep-05     Sep-05      Sep-05
  Last Prin Pay                   Jul-35     Jul-35     Jul-35     Jul-35      Jul-35
 ----------------------------------------------------------------------------------------

 Class 5-A-2 to Call Date
 ----------------------------------------------------------------------------------------
      Initial Coupon              5.4000%
 ----------------------------------------------------------------------------------------
 Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

 ========================================================================================
   Yield @ 100-04                  5.56       5.47       5.30       5.23        5.10
 ========================================================================================
  WAL (yr)                        12.06       7.47       2.95       1.96        1.22
  MDUR (yr)                        7.83       5.46       2.54       1.76        1.13
  First Prin Pay                  Sep-05     Sep-05     Sep-05     Sep-05      Sep-05
  Last Prin Pay                   May-30     Sep-23     Jun-13     Dec-10      Dec-08
 ----------------------------------------------------------------------------------------


 Class 5-A-2 to Maturity
 ----------------------------------------------------------------------------------------
      Initial Coupon             5.4000 %
 ----------------------------------------------------------------------------------------
 Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

 ========================================================================================
   Yield @ 100-04                  5.56       5.49       5.33       5.25        5.12
 ========================================================================================
  WAL (yr)                        12.32       7.92       3.26       2.17        1.33
  MDUR (yr)                        7.89       5.61       2.72       1.90        1.21
  First Prin Pay                  Sep-05     Sep-05     Sep-05     Sep-05      Sep-05
  Last Prin Pay                   Jul-35     Jul-35     Jul-35     Jul-35      Jul-35
 ----------------------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[GRAPHIC OMITTED]Countrywide                        Computational Materials for
----------------------------          CHL Mortgage Pass-Through Trust 2005-HYB6
Securities Corporation
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



------------------------------------------------------------------------------
                                      CONTACTS
------------------------------------------------------------------------------

Countrywide Securities Corporation

Mortgage Trading/Syndicate
--------------------------

Gary Johnson                                Tel: (818) 225-3188
                                            gary_johnson@countrywide.com
Peter Harrison                              Tel: (818) 225-4544
                                            peter_harrison@countrywide.com
Jeff Traister                               Tel: (818) 225-4712
                                            jeffrey_traister@countrywide.com
Banking Group
-------------

Brandon Watts                               Tel:  (818) 225-4588
                                            brandon_watts@countrywide.com
Josh Smith                                  Tel:  (818) 225-3292
                                            joshua_n_smith@countrywide.com

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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[GRAPHIC OMITTED]Countrywide                        Computational Materials for
----------------------------          CHL Mortgage Pass-Through Trust 2005-HYB6
Securities Corporation
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                                                                      Computational Materials for
                                                                                        CHL Mortgage Pass-Through Trust 2005-HYB6


                                                            Appendix A

                                                      COUNTRYWIDE HOME LOANS
                                                    SAMPLE POOL CHARACTERISTICS
                                                      3/1 ARM AAA STIP SHEET
                                                      GROUP 1 MORTGAGE LOANS
==================================================================================================================================

DELIVERY DESCRIPTION
     Delivery Amount
     Product                                                                                                            3Yr Arms
     Delivery Variance                                                                                                    +/- 7%
     Settlement Dates                                                                                                  8/30/2005

COLLATERAL DETAIL
      Approximate Gross WAC                                                                                               5.835%
      Approximate Net WAC                                                                                                    TBD
      Approximate Gross Margin                                                                                             2.30%
      Gross Margin Variance                                                                                           +/- 0.125%
      Reset                                                                      Fixed 3 Years / Annual & Semi-Annual Thereafter
      Lifetime Cap                                                                                                            6%
      WAM                                                                                                                    358
      Original Term                                                                                                          360
      Average Loan Size                                                                                    $325,000, +/- $40,000
      Geographic Distribution                                                                                            <55% CA
      Weighted Average LTV                                                                                             75% +/- 3
      Credit                                                                        Generally Underwritten To Jumbo A Guidelines
      Occupancy                                                                         95% Owner Occupied (Including 2nd Homes)
      Delinquency                                                                                                    All Current
      Approximate Property Types                                                                    85% SFR/PUD, 15% Condo/Other
      Documentation Style                   25% Full/Alt Doc (Including Preferred Processing Loans), 75% Reduced (max 2.5% NINA)
      Approximate Credit Score                                                                                          715 +/-5
      Purpose Type                                                                     65% Purchase, 15% refi, 20% cash-out refi
      Amortization Type                                                                                Maximum 92% Interest Only
      Prepay Penalty                                                                                                20% 3Yr Soft
      Mezzanine                                                                                             Double subordination

----------------------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES
(OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES
CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS
PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH
THE SECURITIES AND EXCHANGE COMMISSION.
----------------------------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]Countrywide                        Computational Materials for
----------------------------          CHL Mortgage Pass-Through Trust 2005-HYB6
Securities Corporation
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                                                                     Computational Materials for
                                                                                       CHL Mortgage Pass-Through Trust 2005-HYB6


                                                            Appendix A

                                                      COUNTRYWIDE HOME LOANS
                                                    SAMPLE POOL CHARACTERISTICS
                                                      5/1 ARM AAA STIP SHEET
                                                      GROUP 2 MORTGAGE LOANS
==================================================================================================================================

DELIVERY DESCRIPTION
     Delivery Amount                                                                                                $350,000,000
     Product                                                                                                            5/1 Arms
     Delivery Variance                                                                                                    +/- 7%
     Settlement Dates                                                                                                  8/30/2005

COLLATERAL DETAIL
      Approximate Gross WAC                                                                                               5.750%
      Approximate Net WAC                                                                                                    TBD
      Approximate Gross Margin                                                                                             2.25%
      Gross Margin Variance                                                                                           +/- 0.125%
      Reset                                                                                    Fixed 5 Years / Annual Thereafter
      Lifetime Cap                                                                                                            5%
      WAM                                                                                                                    359
      Original Term                                                                                                          360
      Average Loan Size                                                                                    $300,000, +/- $40,000
      Max % over $1mm                                                                                                         5%
      Geographic Distribution                                                                                            <35% CA
      Weighted Average LTV                                                                                             75% +/- 2
      Credit                                                                        Generally Underwritten To Jumbo A Guidelines
      Occupancy                                                                         94% Owner Occupied (Including 2nd Homes)
      Delinquency                                                                                                    All Current
      Approximate Property Types                                                                    85% SFR/PUD, 15% Condo/Other
      Documentation Style                     65% Full/Alt Doc (Including Preferred Processing Loans), 35% Reduced (max 5% NINA)
      Approximate Credit Score                                                                                          720 +/-5
      Purpose Type                                                                     65% Purchase, 10% refi, 25% cash-out refi
      Amortization Type                                                                                Maximum 90% Interest Only
      Prepay Penalty                                                                                                        None
      Mezzanine                                                                                             Double subordination

----------------------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES
(OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES
CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS
PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH
THE SECURITIES AND EXCHANGE COMMISSION.
----------------------------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]Countrywide                        Computational Materials for
----------------------------          CHL Mortgage Pass-Through Trust 2005-HYB6
Securities Corporation
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                                                                       Computational Materials for
                                                                                         CHL Mortgage Pass-Through Trust 2005-HYB6


                                                            Appendix A

                                                      COUNTRYWIDE HOME LOANS
                                                    SAMPLE POOL CHARACTERISTICS
                                                      5/1 ARM AAA STIP SHEET
                                                      GROUP 3 MORTGAGE LOANS
==================================================================================================================================

DELIVERY DESCRIPTION
     Delivery Amount                                                                                                   $63,000,000
     Product                                                                                                              5/1 Arms
     Delivery Variance                                                                                                      +/- 7%
     Settlement Dates                                                                                                    8/30/2005

COLLATERAL DETAIL
      Approximate Gross WAC                                                                                                 5.750%
      Approximate Net WAC                                                                                                      TBD
      Approximate Gross Margin                                                                                               2.25%
      Gross Margin Variance                                                                                             +/- 0.125%
      Reset                                                                                      Fixed 5 Years / Annual Thereafter
      Lifetime Cap                                                                                                              5%
      WAM                                                                                                                      359
      Original Term                                                                                                            360
      Average Loan Size                                                                                      $300,000, +/- $30,000
      Geographic Distribution                                                                                              <50% CA
      Weighted Average LTV                                                                                               76% +/- 2
      Credit                                                                          Generally Underwritten To Jumbo A Guidelines
      Occupancy                                                                           90% Owner Occupied (Including 2nd Homes)
      Delinquency                                                                                                      All Current
      Approximate Property Types                                                                      85% SFR/PUD, 15% Condo/Other
      Documentation Style                       50% Full/Alt Doc (Including Preferred Processing Loans), 50% Reduced (max 2% NINA)
      Approximate Credit Score                                                                                            715 +/-5
      Purpose Type                                                                       70% Purchase, 10% refi, 20% cash-out refi
      Amortization Type                                                                                  Maximum 95% Interest Only
      Prepay Penalty                                                                                     30% 1Yr/ 55% 3Yr/ 15% 5Yr
      Mezzanine                                                                                               Double subordination


----------------------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES
(OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES
CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS
PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH
THE SECURITIES AND EXCHANGE COMMISSION.
----------------------------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]Countrywide                        Computational Materials for
----------------------------          CHL Mortgage Pass-Through Trust 2005-HYB6
Securities Corporation
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                                                                       Computational Materials for
                                                                                         CHL Mortgage Pass-Through Trust 2005-HYB6


                                                            Appendix A

                                                      COUNTRYWIDE HOME LOANS
                                                    SAMPLE POOL CHARACTERISTICS
                                                      7/1 ARM AAA STIP SHEET
                                                      GROUP 4 MORTGAGE LOANS
==================================================================================================================================

DELIVERY DESCRIPTION
     Delivery Amount                                                                                                  $175,000,000
     Product                                                                                                              7/1 Arms
     Delivery Variance                                                                                                      +/- 7%
     Settlement Dates                                                                                                    8/30/2005

COLLATERAL DETAIL
      Approximate Gross WAC                                                                                                 5.650%
      Approximate Net WAC                                                                                                      TBD
      Approximate Gross Margin                                                                                               2.25%
      Gross Margin Variance                                                                                             +/- 0.125%
      Reset                                                                                      Fixed 7 Years / Annual Thereafter
      Lifetime Cap                                                                                                              5%
      WAM                                                                                                                      359
      Original Term                                                                                                            360
      Average Loan Size                                                                                      $500,000, +/- $30,000
      Max % over $1mm                                                                                                          10%
      Geographic Distribution                                                                                              <40% CA
      Weighted Average LTV                                                                                               73% +/- 2
      Credit                                                                          Generally Underwritten To Jumbo A Guidelines
      Occupancy                                                                           99% Owner Occupied (Including 2nd Homes)
      Delinquency                                                                                                      All Current
      Approximate Property Types                                                                      85% SFR/PUD, 15% Condo/Other
      Documentation Style                       88% Full/Alt Doc (Including Preferred Processing Loans), 12% Reduced (max 2% NINA)
      Approximate Credit Score                                                                                            740 +/-5
      Purpose Type                                                                       65% Purchase, 15% refi, 20% cash-out refi
      Amortization Type                                                                                  Maximum 85% Interest Only
      Prepay Penalty                                                                                               10% 1Yr/ 5% 3Yr
      Mezzanine                                                                                               Double subordination

----------------------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES
(OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES
CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS
PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH
THE SECURITIES AND EXCHANGE COMMISSION.
----------------------------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]Countrywide                        Computational Materials for
----------------------------          CHL Mortgage Pass-Through Trust 2005-HYB6
Securities Corporation
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                                                                       Computational Materials for
                                                                                         CHL Mortgage Pass-Through Trust 2005-HYB6


                                                            Appendix A

                                                      COUNTRYWIDE HOME LOANS
                                                    SAMPLE POOL CHARACTERISTICS
                                                      10/1 ARM AAA STIP SHEET
                                                      GROUP 5 MORTGAGE LOANS
==================================================================================================================================

DELIVERY DESCRIPTION
     Delivery Amount                                                                                                   $65,000,000
     Product                                                                                                             10/1 Arms
     Delivery Variance                                                                                                      +/- 7%
     Settlement Dates                                                                                                    8/30/2005

COLLATERAL DETAIL
      Approximate Gross WAC                                                                                                 5.800%
      Approximate Net WAC                                                                                                      TBD
      Approximate Gross Margin                                                                                               2.25%
      Gross Margin Variance                                                                                             +/- 0.125%
      Reset                                                                                     Fixed 10 Years / Annual Thereafter
      Lifetime Cap                                                                                                              5%
      WAM                                                                                                                      359
      Original Term                                                                                                            360
      Average Loan Size                                                                                      $550,000, +/- $30,000
      Max % over $1mm                                                                                                          25%
      Geographic Distribution                                                                                              <75% CA
      Weighted Average LTV                                                                                               69% +/- 2
      Credit                                                                          Generally Underwritten To Jumbo A Guidelines
      Occupancy                                                                           95% Owner Occupied (Including 2nd Homes)
      Delinquency                                                                                                      All Current
      Approximate Property Types                                                                      90% SFR/PUD, 10% Condo/Other
      Documentation Style                       35% Full/Alt Doc (Including Preferred Processing Loans), 65% Reduced (max 2% NINA)
      Approximate Credit Score                                                                                            720 +/-5
      Purpose Type                                                                       40% Purchase, 20% refi, 40% cash-out refi
      Amortization Type                                                                                  Maximum 90% Interest Only
      Prepay Penalty                                                                                      25% 1Yr/ 10% 3Yr/ 5% 5Yr
      Mezzanine                                                                                               Double subordination

----------------------------------------------------------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES
(OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES
CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS
PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH
THE SECURITIES AND EXCHANGE COMMISSION.
----------------------------------------------------------------------------------------------------------------------------------


                                          A-1